                                                                    EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1996-A

Distribution Date of:                                           15-Sep-00
Determined as of:                                               11-Sep-00
For the Monthly Period Ending:                                  31-Aug-00
Days in Interest Period (30/360)                                       30
Days in Interest Period (Actual/360)                                   31

                                                                Beginning                   Ending                   Change
                                                                ---------                   ------                   ------
Pool Balance (Principal)                                 3,912,261,002.48         3,863,883,216.64           (48,377,785.84)
Excess Funding Account                                               0.00                     0.00                     0.00

Invested Amount                                            500,000,000.00           500,000,000.00                     0.00
Class A Invested Amount                                    465,000,000.00           465,000,000.00                     0.00
Class B Invested Amount                                     35,000,000.00            35,000,000.00                     0.00

Principal Funding Account                                            0.00                     0.00                     0.00

Adjusted Invested Amount                                   500,000,000.00           500,000,000.00                     0.00
Class A Adjusted Invested Amount                           465,000,000.00           465,000,000.00                     0.00
Class B Adjusted Invested Amount                            35,000,000.00            35,000,000.00                     0.00
Enhancement Invested Amount                                          0.00                     0.00                     0.00

Reserve Account                                                      0.00                     0.00                     0.00

Available Cash Collateral Amount                            50,000,000.00            50,000,000.00                     0.00
Available Shared Collateral Amount                          50,000,000.00            50,000,000.00                     0.00
Spread Account                                               5,000,000.00             5,000,000.00                     0.00

Servicing Base Amount                                      500,000,000.00           500,000,000.00                     0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                            12.78%
Principal Allocation Pct                                           12.78%
Class A Floating Pct                                               93.00%
Class B Floating Pct                                                7.00%
Class A Principal Pct                                              93.00%
Class B Principal Pct                                               7.00%


                                                                  Series
Allocations                                   Trust               1996-A                 Class A                  Class B
-----------                     ----------------------------------------------------------------------------------------------
Principal Collections                462,597,586.13         59,121,513.86            54,983,007.89             4,138,505.97

Finance Charge Collections            75,612,948.23          9,663,586.88             8,987,135.80               676,451.08
PFA Investment Proceeds                          NA                  0.00                     0.00                     0.00
Reserve Account Draw                             NA                  0.00                     0.00                     0.00
                                                                    -----                    -----                     ----
Available Funds                                              9,663,586.88             8,987,135.80               676,451.08

Monthly Investor Obligations
----------------------------
Servicer Interchange                                           520,833.33               484,375.00                36,458.33
Monthly Interest                                             2,948,229.17             2,738,349.48               209,879.69
Monthly Servicing Fee                                          104,166.67                96,875.00                 7,291.67
Defaulted Amounts                     21,277,400.90          2,719,322.78             2,528,970.18               190,352.59
                                                            -------------            -------------               ----------
                                                             6,292,551.94             5,848,569.66               443,982.28

Excess Spread                                                3,561,387.54             3,138,566.14               422,821.39
Required Amount                                                      0.00                     0.00                     0.00

1 Month Libor Rate                        6.618750%
------------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                      26,909.72
Interest on CCA Draw                                                                          0.00
Total                                                                                    26,909.72


Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                                  6.67%
Principal Payment Rate Calculation                                                                                 11.45%
Calculated Current Month's Spread Account Cap                                                                       1.00%
Spread Account Cap Adjustment                                                                                       0.00%
Applicable Spread Account Cap Percentage                                                                            1.00%
Beginning Cash Collateral Amount                                                                            50,000,000.00
Required Cash Collateral Amount                                                                             50,000,000.00
Cash Collateral Account Draw                                                                                         0.00
Cash Collateral Account Surplus                                                                                      0.00
Beginning Spread Account Balance                                                                             5,000,000.00
Required Spread Account Amount                                                                               5,000,000.00
Required Spread Account Draw                                                                                         0.00
Required Spread Account Deposit                                                                                      0.00
Spread Account Surplus                                                                                               0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                                   0
Controlled Accumulation Amount                                                                              51,666,666.67
Required PFA Balance                                                                                                 0.00
Beginning PFA Balance                                                                                                0.00
Controlled Deposit Amount                                                                                            0.00
Available Investor Principal Collections                                                                    61,840,836.63
Principal Shortfall                                                                                                  0.00
Shared Principal to Other Series                                                                            61,840,836.63
Shared Principal from Other Series                                                                                   0.00
Class A Monthly Principal                                                                                            0.00
Class B Monthly Principal                                                                                            0.00
Monthly Principal                                                                                                    0.00
PFA Deposit                                                                                                          0.00
PFA Withdrawal                                                                                                       0.00
Ending PFA Balance                                                                                                   0.00
Principal to Investors                                                                                               0.00
Ending Class A Invested Amount                                                                             465,000,000.00
Ending Class B Invested Amount                                                                              35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                              10.71%
Revolving Investor Interest                                                                                500,000,000.00
Class A Invested Amount                                                                                    465,000,000.00
Available Principal                                                                                         53,533,727.83
Class A Accumulation Period Length                                                                                      9

Reserve Account
---------------
Available Reserve Account Amount                                                                                     0.00
Covered Amount                                                                                                       0.00
Reserve Draw Amount                                                                                                  0.00
Portfolio Yield                                                                                                    16.75%
Reserve Account Factor                                                                                             75.00%
Portfolio Adjusted Yield                                                                                            7.38%
Reserve Account Funding Period Length                                                                                   3
Reserve Account Funding Date                                                                                    15-May-02
Weighted Average Coupon                                                                                             7.08%
Required Reserve Account Amount                                                                                      0.00
Reserve Account Surplus                                                                                              0.00
Required Reserve Account Deposit                                                                                     0.00
Portfolio Yield - 3 month average                                                                                  16.50%
Base Rate - 3 month average                                                                                         9.01%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                                   7.48%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.